UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): May 22, 2007



                       ML CORNERSTONE FUTURESACCESS LLC
          (Exact name of each Registrant as specified in its Charter)




           Delaware                        0-51086             20-1227929
(State or other jurisdiction of    (Commission File    (IRS Employer ID Number)
incorporation or organization)      Number)


                 c/o Merrill Lynch Alternative Investments LLC
                          Princeton Corporate Campus
                      800 Scudders Mill Road - Section 2G
                         Plainsboro, New Jersey 08536
              (Address of principal executive offices) (Zip Code)

                                (609) 282-6091
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Merrill Lynch Alternative Investments LLC ("MLAI") is the manager (the "Manager") of ML Cornerstone FuturesAccess LLC (the "registrant").

         (b) Effective as of May 22, 2007, Benjamin C. Weston resigned as the Chief Executive Officer and President of the Manager, and resigned as a member of the Manager's Board of Managers.

         Effective as of July 28, 2007, Robert M. Alderman resigned as a Vice President of the Manager, and resigned as a member of the Manager's Board of Managers.

         (c) Effective as of May 22, 2007, Robert D. Ollwerther became the Chief Executive Officer and President of the Manager.

             Robert D. Ollwerther was born in 1956. He is the Chief
Executive Officer, Chief Operating Officer, President and a member of the Board of Managers of MLAI. He has over 25 years of experience in the securities industry. He began his career with Coopers & Lybrand, CPAs. Since joining Merrill Lynch in 1981, he has primarily served in finance positions in the U.S. and abroad, including Chief Financial Officer for Europe, the Middle East and Africa, Chief Financial Officer for Latin America and Canada, Chief Financial Officer of Global Equity Markets, Chief Financial Officer of Global Private Equity, Director of Institutional and International Audit and Manager of Merrill Lynch Financial Reporting. He holds a Bachelor of Science in accounting from Fairfield University and a Master of Business Administration from New York University, and is a Certified Public Accountant.

          Robert D. Ollwerther continues to serve as Chief Operating Officer of the Manager and is also a member of the Manager's Board of Managers, positions which he held prior to his appointment as the Chief Executive Officer and President.


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



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ML CORNERSTONE FUTURESACCESS LLC

                                 By:  Merrill Lynch Alternative Investments LLC
                                      Its:  Manager


                                 By:  /s/ Barbra Kocsis
                                      -----------------------------------------
                                      Name:  Barbra Kocsis
                                      Title:  Chief Financial Officer


Date:  August 9, 2007


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